SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

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        14a-6(e) (2))

/   /   Definitive Proxy Statement

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/   /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND
                     PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                    PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
                        PUTNAM DIVERSIFIED INCOME TRUST
                     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                              PUTNAM FUNDS TRUST
                          PUTNAM GLOBAL INCOME TRUST
                        PUTNAM HIGH YIELD ADVANTAGE FUND
                           PUTNAM HIGH YIELD TRUST
                             PUTNAM INCOME FUND
                PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                     PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                     PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                            PUTNAM MONEY MARKET FUND
                          PUTNAM MUNICIPAL INCOME FUND
                    PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                     PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                       PUTNAM OHIO TAX EXEMPT INCOME FUND
                   PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                         PUTNAM TAX EXEMPT INCOME FUND
                      PUTNAM TAX EXEMPT MONEY MARKET FUND
                          PUTNAM TAX-FREE INCOME TRUST
                       PUTNAM U.S. GOVERNMENT INCOME TRUST

                 (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

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Important information for shareholders of

THE PUTNAM FUNDS

The document you hold in your hands contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on pages 7 and 8.

We urge you to carefully review the proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                                      1

Notice of Shareholder Meeting                                    2

Trustees' Recommendations                                        7

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy cards, by calling or by voting via the Internet. We are asking for your vote on the following matters:

(1) Electing Trustees;

(2) Approving a number of changes to various funds' fundamental investment restrictions, including the elimination of certain of these restrictions; and

(3) Approving an amendment to various funds' Agreements and Declarations of Trust.

Please see page 5 for list of the affected funds.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and the telephone and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ John A. Hill
John A. Hill, Chairman


Notice of a Meeting of Shareholders

To the Shareholders of:

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM FLOATING RATE INCOME FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERMEDIATE U.S. GOVERNMENT  INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MUNICIPAL INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM PRIME MONEY MARKET FUND
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INSURED FUND
PUTNAM TAX-FREE HIGH YIELD FUND
PUTNAM U.S. GOVERNMENT INCOME TRUST

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam California Tax Exempt Income Fund, Putnam Diversified Income Trust, Putnam Florida Tax Exempt Income Fund, Putnam Floating Rate Income Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Prime Money Market Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Insured Fund, Putnam Tax-Free High Yield Fund, and Putnam U.S. Government Income Trust

A Meeting of Shareholders of your fund will be held on November 11, 2004 at 11:00 a.m., Boston time, at the principal offices of the fund on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

  1. Electing your fund's Trustees;

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. Approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D. Approving an amendment to a fund's fundamental investment restriction with respect to issuance of senior securities;

2.E. Approving the elimination of a fund's fundamental investment restrictions with respect to purchasing or selling options, puts, calls, straddles and spreads;

2.F. Approving an amendment to a fund's fundamental investment restriction with respect to investments in commodities;

3. Approving an amendment to certain funds' Agreements and Declarations of Trust

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 3, 2004


Pro-
posal Proposal Description                                           Affected Funds                                     Page
----------------------------------------------------------------------------------------------------------------------------
1     Election of Trustees           All funds
----------------------------------------------------------------------------------------------------------------------------
2.A.  Approving an amendment         Putnam Arizona Tax Exempt Income Fund    Putnam Minnesota Tax Exempt Income Fund
      to a fund's fundamental        Putnam Convertible Income-Growth Trust   Putnam Money Market Fund
      investment restriction         Putnam Diversified Income Trust          Putnam Municipal Income Fund
      with respect to borrowing      Putnam Florida Tax Exempt Income Fund    Putnam New Jersey Tax Exempt Income Fund
                                     Putnam Global Income Fund                Putnam Ohio Tax Exempt Income Fund
                                     Putnam High Yield Trust                  Putnam Pennsylvania Tax Exempt Income Fund
                                     Putnam Income Fund                       Putnam Tax Exempt Income Fund
                                     Putnam Intermediate U.S. Government      Putnam Tax Exempt Money Market Fund
                                     Income Fund                              Putnam Tax-Free High Yield Fund
                                     Putnam Michigan Tax Exempt Income Fund   Putnam Tax-Free Insured Fund
----------------------------------------------------------------------------------------------------------------------------
2.B.  Approving an amendment         Putnam Diversified Income Trust          Putnam Municipal Income Fund
      to a fund's fundamental        Putnam Florida Tax Exempt Income Fund    Putnam New Jersey Tax Exempt Income Fund
      investment restriction with    Putnam Global Income Fund                Putnam Ohio Tax Exempt Income Fund
      respect to making loans        Putnam High Yield Trust                  Income Fund
                                     Putnam Income Fund                       Putnam Pennsylvania Tax Exempt
                                     Putnam Intermediate U.S. Government      Putnam Tax Exempt Income Fund
                                     Income Fund                              Putnam Tax Exempt Money Market Fund
                                     Putnam Michigan Tax Exempt Income Fund   Putnam Tax-Free High Yield Fund
                                     Putnam Minnesota Tax Exempt Income Fund  Putnam Tax-Free Insured Fund
                                     Putnam Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
2.C.  Approving an amendment         All funds, except Putnam Floating Rate Income Fund
      to a fund's fundamental
      investment restriction
      with respect to
      diversification
      of investments
----------------------------------------------------------------------------------------------------------------------------
2.D.  Approving an amendment to a    Putnam New York Tax Exempt Income Fund
      fund's fundamental investment
      restriction with respect to
      issuance of senior securities
----------------------------------------------------------------------------------------------------------------------------
2.E.  Approving the elimination of   Putnam U.S. Government Income Trust
      the fund's fundamental
      investment restriction with
      respect to purchasing or
      selling options, puts, calls,
      straddles and spreads
----------------------------------------------------------------------------------------------------------------------------
2.F.  Approving an amendment to      Putnam U.S. Government Income Trust
      a fund's fundamental investment
      restriction with respect to
      investments in commodities
----------------------------------------------------------------------------------------------------------------------------
3     Approval of an amendment to    All funds
      a fund's Agreements and
      Declarations of Trust
----------------------------------------------------------------------------------------------------------------------------


Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the Meeting of Shareholders of each fund to be held on November 11, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the Proxy Statement are being mailed on or about September 3, 2004.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. Electing your fund's nominees for Trustee;

2.A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. For approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D.For approving an amendment to a fund's fundamental investment restrictions with respect to issuance of senior securities;

2.E. For approving the elimination of a fund's fundamental investment restrictions with respect to purchasing or selling options, puts, calls, straddles and spreads;

2.F. For approving an amendment to a fund's fundamental investment restriction with respect to investments in commodities;

3. For approving an amendment to certain funds' Agreements and Declarations of Trust

Please see the descriptions of the proposals beginning on page 45 for lists of the affected funds.

* Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on August 13, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal other than the election of Trustees and the amendment to a trust's agreement and declaration of trust, in which case shareholders of each series of a trust vote together as a single class. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together.


The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

The Board Policy and Nominating Committee of the Trustees of each fund has fixed the number of Trustees of each fund at fourteen and recommends that you vote for the election of the nominees described below.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each Nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. For more in depth biographical information, please refer to the website of Putnam, LLC ("Putnam Investments"): www.Putnam.com. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serve as a Trustee. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43)
Trustee since 1994

[GRAPHIC OMITTED PHOTO OF JAMESON A. BAXTER]
-------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40)
Trustee since 2001

[GRAPHIC OMITTED PHOTO OF CHARLES B. CURTIS]
-------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48),
Nominee for Trustee
-------------------------------------------

[GRAPHIC OMITTED PHOTO OF MYRA R. DRUCKER]

Ms. Drucker is Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New
York Stock Exchange (NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors
Trust Bank.   Ms. Drucker also served as a  member of the NYSE
Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42)
Trustee since 1985 and Chairman since 2000

[GRAPHIC OMITTED PHOTO OF JOHN A. HILL]
--------------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43)
Trustee since 1996

[GRAPHIC OMITTED PHOTO OF RONALD J. JACKSON]
-------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47)
Trustee since 1997

[GRAPHIC OMITTED PHOTO OF PAUL L. JOSKOW]
----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) and TransCanada Corporation ( an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies - serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38)
Trustee since 1992

[GRAPHIC OMITTED PHOTO OF ELIZABETH T. KENNAN]
---------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III(6/15/41)
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III
----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45)
Trustee since 1984

[GRAPHIC OMITTED PHOTO OF ROBERT E. PATTERSON]
---------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments); and prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42)
Trustee since 1997

[GRAPHIC OMITTED PHOTO OF W. THOMAS STEPHENS]
--------------------------------------------
Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45),
Nominee for Trustee
-------------------------------------------

[GRAPHIC OMITTED PHOTO OF RICHARD B. WORLEY]
----------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a director of [               ].  Mr. Worley is
also on the Executive Committee of the University of Pennsylvania Medial Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.


* Interested Trustees

Charles E. Haldeman, Jr.* (10/29/48),
Nominee for Trustee
-------------------------------------------

[GRAPHIC OMITTED PHOTO OF CHARLES E. HALDEMAN]
----------------------------------------------
Mr. Haldeman is President and Chief Executive Officer of Putnam
Investments. He is a member of Putnam Investments' Executive Board of Directors and Advisory Counsel.

[Insert any outside board service.]

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.


George Putnam III* (8/10/51)
Trustee since 1984 and President since 2000

[GRAPHIC OMITTED PHOTO OF GEORGE PUTNAM III]
-------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert
LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34)
Trustee since 1986

[GRAPHIC OMITTED PHOTO OF A.J.C. SMITH]
---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and
Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of a fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management"), or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of each fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Putnam III is the President of each of the funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc.

Ms. Drucker was nominated by [   ]. Mr. Worley was nominated by [   ].
Mr. Haldeman was nominated by [   ].

The 14 nominees for election as Trustees will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.


* What are the trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management (as such term is defined in the 1940 Act). The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Dr. Joskow (Chairperson), Dr. Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Board Policy and Nominating Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and
(viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the independent Trustees for nomination, and the independent Trustees select the nominees after considering the recommendation of the Committee.

The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meeting of shareholders," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management (as such term is defined in the 1940
Act). The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin and
Ms. Baxter.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens, and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products and proposed structural changes to existing funds. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management ( as such term is defined in the 1940
Act). The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Curtis, Jackson, and Mullin.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson, and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson, and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson) and, Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

The 1940 Act and the rules and regulations promulgated thereunder require that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter or any broker-dealer. These independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's independent Trustees meet regularly as a group in executive session. Eleven of the fourteen nominees for election as Trustee would be independent Trustees.

* How large a stake do the Trustees and nominees have in the Putnam funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each current Trustee and nominee and the value of each Trustee's and each nominee's holdings in each fund and in all of the Putnam funds as of June 30, 2004.


                                                 Shares                               Shares                             Shares
                       Dollar Range of       Beneficially    Dollar Range of      Beneficially  Dollar Range of      Beneficially
                         Shares Owned            Owned        Shares Owned            Owned      Shares Owned            Owned
--------------------------------------------------------------------------------------------------------------------------------
                                    Putnam American                   Putnam Arizona                   Putnam California Tax
Trustees/Nominees                   Government Fund                   Tax Exempt Fund                   Exempt Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           373.242        $1-$10,000           160.524        $1-$10,000           203.235
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           113.500        $1-$10,000           114.751        $1-$10,000           117.463
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill             Over $100,000         18791.199        $1-$10,000           193.019        $1-$10,000           161.657
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,000           329.254        $1-$10,000           248.778        $1-$10,000           276.811
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow         $10,001-$50,000          1310.637        $1-$10,000           143.201        $1-$10,000           157.272
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           558.324        $1-$10,000           100.358        $1-$10,000           115.775
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           770.452        $1-$10,000           118.362        $1-$10,000           119.839
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson    $10,001-$50,000          1900.014        $1-$10,000           100.096        $1-$10,000           100.195
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          2837.858        $1-$10,000           201.326        $1-$10,000           724.708
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith           $10,001-$50,000          1259.162        $1-$10,000           202.244        $1-$10,000           476.329
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           294.155        $1-$10,000           136.749        $1-$10,000           142.080
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------


                                                 Shares                               Shares
                       Dollar Range of       Beneficially    Dollar Range of      Beneficially
                        Shares Owned             Owned        Shares Owned            Owned
----------------------------------------------------------------------------------------------
                               Putnam Diversified                  Putnam Florida Tax
Trustees/Nominees                 Income Trust                     Exempt Income Fund
----------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,001           791.219        $1-$10,000           161.246
----------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,001           211.494        $1-$10,000           115.225
----------------------------------------------------------------------------------------------
Myra R. Drucker
----------------------------------------------------------------------------------------------
Charles E.
Haldeman, Jr.          $10,001-$50,000          1203.586
----------------------------------------------------------------------------------------------
John A. Hill           $10,001-$50,000          1665.185        $1-$10,000           201.341
----------------------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,001           523.382        $1-$10,000           247.657
----------------------------------------------------------------------------------------------
Paul L. Joskow              $1-$10,001           330.273        $1-$10,000           141.414
----------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,001           639.284        $1-$10,000           100.079
----------------------------------------------------------------------------------------------
John H. Mullin, III    $10,001-$50,000          1346.013        $1-$10,000           122.188
----------------------------------------------------------------------------------------------
Robert E. Patterson    $10,001-$50,000          1197.025        $1-$10,000           100.090
----------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          4632.543        $1-$10,000           204.739
----------------------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,001          2627.354        $1-$10,000           206.050
----------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,001           297.886        $1-$10,000           137.037
----------------------------------------------------------------------------------------------
Richard B. Worley
----------------------------------------------------------------------------------------------




                                                Shares                               Shares                             Shares
                       Dollar Range of       Beneficially    Dollar Range of      Beneficially   Dollar Range of     Beneficially
                        Shares Owned            Owned         Shares Owned           Owned        Shares Owned          Owned
--------------------------------------------------------------------------------------------------------------------------------
                                Putnam Floating                        Putnam Global                        Putnam High
Trustees/Nominees               Rate Income Fund                        Income Trust                        Yield Trust
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                               $1-$10,001           142.684  $50,001-$100,000        15,251.711
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                                               $1-$10,001           120.043        $1-$10,000           248.824
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill                                                    $1-$10,001           138.200   $10,001-$50,000          2440.486
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                                               $1-$10,001           180.157        $1-$10,000           802.868
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                                                  $1-$10,001           280.928     Over $100,000         12459.724
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan                                             $1-$10,001           313.191   $10,001-$50,000          1515.797
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III                                             $1-$10,001           326.906   $10,001-$50,000          5431.667
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson                                             $1-$10,001           724.444     Over $100,000        216655.635
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III                                         $10,001-$50,000          3460.453     Over $100,000         38572.725
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                                                    $1-$10,001           323.096        $1-$10,000           629.581
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens                                              $1-$10,001           150.603        $1-$10,000           338.825
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------



                                                 Shares                               Shares                             Shares
                        Dollar Range of      Beneficially    Dollar Range of      Beneficially   Dollar Range of      Beneficially
                          Shares Owned           Owned        Shares Owned            Owned       Shares Owned            Owned
--------------------------------------------------------------------------------------------------------------------------------
                                    Putnam High                            Putnam                     Putnam Intermediate
Trustees/Nominees              Yield Advantage Fund                    Income Fund               U.S. Government Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000          2185.672   $10,001-$50,000          3825.371        $1-$10,000           818.531
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           135.973        $1-$10,000           116.635        $1-$10,000           114.138
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                   $10,001-$50,000          2119.508
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $1-$10,000           372.876     Over $100,000         29995.745        $1-$10,000          1441.013
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,000           240.308        $1-$10,000           564.555        $1-$10,000           286.321
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow         $10,001-$50,000          2556.215        $1-$10,000           198.721        $1-$10,000           266.184
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           432.732        $1-$10,000           336.428        $1-$10,000           710.252
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           998.807        $1-$10,000          1011.953        $1-$10,000          1357.628
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson      Over $100,000         34381.276        $1-$10,000           1405.85        $1-$10,000           804.650
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          5917.460   $10,001-$50,000           5708.48     Over $100,000         46171.316
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,000           628.332        $1-$10,000           324.951        $1-$10,000           628.641
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           199.963        $1-$10,000           146.938        $1-$10,000           136.053
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------



                                                 Shares                               Shares                             Shares
                        Dollar Range of      Beneficially    Dollar Range of      Beneficially   Dollar Range of      Beneficially
                          Shares Owned           Owned        Shares Owned            Owned       Shares Owned            Owned
--------------------------------------------------------------------------------------------------------------------------------
                                 Putnam Massachusetts                 Putnam Michigan                     Putnam Minnesota
Trustees/Nominees               Tax Exempt Income Fund            Tax Exempt Income Fund               Tax Exempt Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           165.891        $1-$10,000           163.483        $1-$10,000           161.749
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           114.740        $1-$10,000           116.614        $1-$10,000           114.917
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $1-$10,000           152.543        $1-$10,000           148.802        $1-$10,000           198.479
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson      $10,001-$50,000          1137.880        $1-$10,000           251.828        $1-$10,000           251.977
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow           Over $100,000         11293.791        $1-$10,000           145.993        $1-$10,000           146.816
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           100.000        $1-$10,000           100.000        $1-$10,000           100.001
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           118.123        $1-$10,000           120.629        $1-$10,000           122.116
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $1-$10,000           100.000        $1-$10,000           100.000        $1-$10,000           100.023
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          5162.366        $1-$10,000           954.215        $1-$10,000           905.960
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,000           551.599        $1-$10,000           545.699        $1-$10,000           524.339
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           138.770        $1-$10,000           138.393        $1-$10,000           137.357
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------



                                                 Shares                               Shares
                           Dollar Range of    Beneficially   Dollar Range of      Beneficially
                            Shares Owned         Owned        Shares Owned            Owned
----------------------------------------------------------------------------------------------------------
                                       Putnam Money                  Putnam Municipal
Trustees/Nominees                      Market Fund                      Income Fund
----------------------------------------------------------------------------------------------------------
Jameson A. Baxter          $50,001-$100,000     54,491.25      $1-$10,000           676.438
----------------------------------------------------------------------------------------------------------
Charles B. Curtis             Over $100,000     212358.93      $1-$10,000           116.979
----------------------------------------------------------------------------------------------------------
Myra R. Drucker
----------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.         $1-$10,000      2127.980
----------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000    811273.270      $1-$10,000           239.628
----------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       125.626      $1-$10,000           264.706
----------------------------------------------------------------------------------------------------------
Paul L. Joskow                Over $100,000    160928.960      $1-$10,000           149.414
----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       125.626      $1-$10,000           100.224
----------------------------------------------------------------------------------------------------------
John H. Mullin, III           Over $100,000   2074611.130      $1-$10,000           124.607
----------------------------------------------------------------------------------------------------------
Robert E. Patterson           Over $100,000    126710.520      $1-$10,000           100.171
----------------------------------------------------------------------------------------------------------
George Putnam, III            Over $100,000    183030.300 $10,001-$50,000          2320.476
----------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000     27072.070      $1-$10,000           250.530
----------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       125.626      $1-$10,000           142.912
----------------------------------------------------------------------------------------------------------
Richard B. Worley
----------------------------------------------------------------------------------------------------------


                                                   Shares                             Shares
                           Dollar Range of      Beneficially  Dollar Range of      Beneficially
                            Shares Owned            Owned       Shares Owned         Owned
---------------------------------------------------------------------------------------------------------
                                   Putnam New Jersey Tax               Putnam New York Tax
Trustees/Nominees                   Exempt Income Fund                  Exempt Income Fund
---------------------------------------------------------------------------------------------------------
Jameson A. Baxter            $1-$10,000           166.331        $1-$10,000           493.188
---------------------------------------------------------------------------------------------------------
Charles B. Curtis            $1-$10,000           114.705        $1-$10,000           233.061
---------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
---------------------------------------------------------------------------------------------------------
John A. Hill                 $1-$10,000           206.217   $10,001-$50,000          4576.070
---------------------------------------------------------------------------------------------------------
Ronald J. Jackson            $1-$10,000           251.225        $1-$10,000           529.950
---------------------------------------------------------------------------------------------------------
Paul L. Joskow               $1-$10,000           143.690        $1-$10,000           303.954
---------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan          $1-$10,000           100.060        $1-$10,000           214.638
---------------------------------------------------------------------------------------------------------
John H. Mullin, III          $1-$10,000           118.725        $1-$10,000           241.729
---------------------------------------------------------------------------------------------------------
Robert E. Patterson          $1-$10,000           100.070        $1-$10,000           100.171
---------------------------------------------------------------------------------------------------------
George Putnam, III           $1-$10,000           205.904        $1-$10,000           810.480
---------------------------------------------------------------------------------------------------------
A.J.C. Smith                 $1-$10,000           220.473     Over $100,000         46884.001
---------------------------------------------------------------------------------------------------------
W. Thomas Stephens           $1-$10,000           136.830        $1-$10,000           141.918
---------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------




                                                 Shares                               Shares                             Shares
                        Dollar Range of      Beneficially    Dollar Range of      Beneficially   Dollar Range of      Beneficially
                          Shares Owned           Owned        Shares Owned            Owned       Shares Owned            Owned
--------------------------------------------------------------------------------------------------------------------------------
                                   Putnam Ohio Tax                    Putnam Pennsylvania                     Putnam Prime
Trustees/Nominees                Exempt Income Fund                  Tax Exempt Income Fund              Money Market Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           162.330        $1-$10,001           114.879
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           113.516        $1-$10,001           211.449
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $1-$10,000           213.657        $1-$10,001           100.150
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,000           252.102        $1-$10,001           100.147
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $1-$10,000           146.353        $1-$10,001           738.282
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           100.001        $1-$10,001           237.249
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           120.706        $1-$10,001           168.993
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $1-$10,000           100.000        $1-$10,001           252.470
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $1-$10,000           645.051        $1-$10,001           148.132
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,000           541.007        $1-$10,001           141.431
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           137.658        $1-$10,001           119.071
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------



                                                 Shares                               Shares                             Shares
                        Dollar Range of      Beneficially    Dollar Range of      Beneficially   Dollar Range of      Beneficially
                          Shares Owned           Owned        Shares Owned            Owned       Shares Owned           Owned
--------------------------------------------------------------------------------------------------------------------------------
                                      Putnam Tax                     Putnam Tax Exempt                    Putnam Tax-Free
Trustees/Nominees                Exempt Income Fund                 Money Market Fund                   High Yield Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           658.704        $1-$10,001         6806.670         $1-$10,000           535.414
--------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           116.319        $1-$10,001         1530.810         $1-$10,000           119.212
--------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
--------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
--------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $1-$10,000           525.038     Over $100,000     10797890.460         $1-$10,000           193.549
--------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,000           443.536        $1-$10,001         7795.350         $1-$10,000           724.196
--------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $1-$10,000           151.028        $1-$10,001         3161.000         $1-$10,000           146.145
--------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           115.143        $1-$10,001          150.720         $1-$10,000           100.000
--------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           120.775        $1-$10,001         3104.280         $1-$10,000           123.547
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $1-$10,000           183.514        $1-$10,001          100.000         $1-$10,000           100.044
--------------------------------------------------------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          1593.643        $1-$10,001         1044.740    $10,001-$50,000           815.756
--------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith           $10,001-$50,000          4600.831     Over $100,000      2813076.630         $1-$10,000           258.073
--------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           141.789     Over $100,000       989693.400         $1-$10,000           147.574
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
--------------------------------------------------------------------------------------------------------------------------------



                                                 Shares                               Shares
                        Dollar Range of      Beneficially     Dollar Range of      Beneficially
                          Shares Owned           Owned         Shares Owned            Owned
---------------------------------------------------------------------------------------------
                                    Putnam Tax-Free                       Putnam U.S.
Trustees/Nominees                    Insured Fund                    Government Income Trust
---------------------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           174.619         $1-$10,000           179.554
---------------------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           117.555         $1-$10,000           111.481
---------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
---------------------------------------------------------------------------------------------
John A. Hill                $1-$10,000           167.833         $1-$10,000           663.482
---------------------------------------------------------------------------------------------
Ronald J. Jackson      $10,001-$50,000           829.309         $1-$10,000           179.874
---------------------------------------------------------------------------------------------
Paul L. Joskow              $1-$10,000           134.559         $1-$10,000           157.863
---------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           100.000         $1-$10,000           315.373
---------------------------------------------------------------------------------------------
John H. Mullin, III         $1-$10,000           120.272         $1-$10,000           536.266
---------------------------------------------------------------------------------------------
Robert E. Patterson         $1-$10,000           100.028    $10,001-$50,000          1297.252
---------------------------------------------------------------------------------------------
George Putnam, III          $1-$10,000           660.158    $10,001-$50,000          2596.558
---------------------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,000           234.784    $10,001-$50,000           930.992
---------------------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           141.724         $1-$10,000           142.111
---------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------



                                                 Shares
                        Dollar Range of      Beneficially    Dollar Range of
                         Shares Owned            Owned        Shares Owned
----------------------------------------------------------------------------------
                                   Putnam Utilities
Trustees/Nominees              Growth and Income Fund          All Funds
----------------------------------------------------------------------------------
Jameson A. Baxter           $1-$10,000           618.997     Over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis           $1-$10,000           112.628     Over $100,000
----------------------------------------------------------------------------------
Myra R. Drucker
----------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                     Over $100,000
----------------------------------------------------------------------------------
John A. Hill           $10,001-$50,000          1497.565     Over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson           $1-$10,000           816.839     Over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow              $1-$10,000           175.299     Over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan         $1-$10,000           110.835     Over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III    $10,001-$50,000          1232.216     Over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson         $1-$10,000           685.142     Over $100,000
----------------------------------------------------------------------------------
George Putnam, III     $10,001-$50,000          2076.560     Over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith                $1-$10,000           248.838     Over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens          $1-$10,000           162.025     Over $100,000
----------------------------------------------------------------------------------
Richard B. Worley
----------------------------------------------------------------------------------


At (June 30, 2004) the Trustees and Officers of each fund owned less than 1% of the outstanding shares of each class of each fund on that date.

* What are some of the ways in which the trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

* How often do the trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2003, the average Trustee participated in approximately 49 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during calendar year 2003 is shown in the table below:

Audit and Pricing Committee                            15
---------------------------------------------------------
Board Policy and Nominating Committee                   7
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          9
---------------------------------------------------------
Contract Committee                                     14
---------------------------------------------------------
Distributions Committee                                 6
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committees                        30
---------------------------------------------------------

Your fund does not have a policy with regard to Trustees' attendance at shareholder meetings. The funds are not required under their Agreements and Declarations of Trust to hold annual meetings.

* What are the trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management (as such term is defined in the 1940 Act) and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists only of Trustees who are not "interested persons" of your fund or Putnam Management (as such term is defined in the 1940 Act), estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:




COMPENSATION TABLE

                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                         Putnam American                  Putnam Arizona Tax
Trustees                               Government Income Fund              Exempt Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $2,445            $696            $703               $190
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 2,398             573             689                137
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                4,121             820           1,149                231
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              2,399             644             687                178
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 2,422             515             696                165
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               2,410             845             703                237
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            2,427             789             698                251
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               2,427             460             698                128
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             2,998             378             863                106
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0             875               0                244
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             2,383             720             690                232
----------------------------------------------------------------------------------------------------


                                                      Retirement
                                                       benefits
                                      Aggregate       accrued as
                                    Compensation     part of fund
                                   from the fund       expenses
-------------------------------------------------------------------
                                     Putnam California Tax
Trustees                              Exempt Income Fund
-------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $3,738          $1,065
-------------------------------------------------------------------
Charles B. Curtis/2001                 3,666             876
-------------------------------------------------------------------
John A. Hill/1985(5)(7)                6,301           1,254
-------------------------------------------------------------------
Ronald J. Jackson/1996(5)              3,667             985
-------------------------------------------------------------------
Paul L. Joskow/1997(5)                 3,703             787
-------------------------------------------------------------------
Elizabeth T. Kennan/1992               3,684           1,292
-------------------------------------------------------------------
John H. Mullin, III/1997(5)            3,711           1,207
-------------------------------------------------------------------
Robert E. Patterson/1984               3,711             703
-------------------------------------------------------------------
George Putnam, III/1984(7)             4,583             578
-------------------------------------------------------------------
A.J.C. Smith/1986(6)                      NA           1,338
-------------------------------------------------------------------
W. Thomas Stephens/1997(5)             3,643           1,102
-------------------------------------------------------------------




                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                         Putnam Diversified               Putnam Florida Tax
Trustees                                   Income Trust                   Exempt Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $4,421          $1,287            $740               $200
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 4,337           1,048             724                144
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                7,449           1,519           1,208                243
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              4,338           1,191             723                187
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 4,380             965             732                174
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               4,355           1,565             739                249
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            4,389           1,478             734                264
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               4,389             851             734                135
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             5,420             700             907                112
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                      NA           1,620               0                258
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             4,308           1,351             725                244
----------------------------------------------------------------------------------------------------


                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                        Putnam Floating Rate                Putnam Global
Trustees                                    Income Fund*                    Income Trust
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)                                               $970               $284
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                                                   959                240
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                                                1,633                333
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                                                973                262
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                                                   959                202
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                                                 952                343
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)                                              963                310
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                                                 964                187
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)                                             1,195                153
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                                                       0                356
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)                                               950                282
----------------------------------------------------------------------------------------------------



                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                             Putnam High                   Putnam High Yield
Trustees                                     Yield Trust                    Advantage Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $4,072          $1,193          $2,327               $694
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 3,999             937           2,302                601
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                6,869           1,420           3,919                807
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              4,007           1,109           2,336                639
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 4,039             939           2,302                474
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               4,016           1,462           2,285                833
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            4,047           1,433           2,310                731
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               4,046             794           2,313                455
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             4,999             655           2,867                372
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0           1,512               0                862
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             3,973           1,315           2,279                664
----------------------------------------------------------------------------------------------------


                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                       Putnam                         Putnam Intermediate U.S.
Trustees                            Income Fund                        Government Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $4,100          $1,187          $2,270               $291
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 4,055           1,008           2,245                156
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                6,904           1,388           3,822                376
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              4,115           1,095           2,278                277
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 4,057             838           2,246                308
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               4,026           1,431           2,229                379
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            4,070           1,289           2,254                461
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               4,075             781           2,256                202
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             5,052             640           2,797                172
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0           1,482               0                388
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             4,015           1,173           2,223                431
----------------------------------------------------------------------------------------------------



                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                        Putnam Massachusetts              Putnam Michigan Tax
Trustees                               Tax Exempt Income Fund              Exempt Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)               $797            $214            $716               $193
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                   781             154             701                139
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                1,302             259           1,169                234
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                779             200             699                181
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                   789             186             708                168
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                 797             266             715                241
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)              790             282             710                255
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                 790             144             710                130
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)               978             120             878                108
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0             276               0                249
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)               781             260             702                235
----------------------------------------------------------------------------------------------------


                                                 Retirement                   Retirement                       Retirement
                                                  benefits                      benefits                        benefits
                                 Aggregate       accrued as      Aggregate    accrued as        Aggregate      accrued as
                               Compensation     part of fund  Compensation  part of fund       Compensation   part of fund
                              from the fund       expenses   from the fund      expenses      from the fund     expenses
--------------------------------------------------------------------------------------------------------------------------
                                  Putnam Minnesota Tax                Putnam Money                 Putnam Municipal
Trustees                           Exempt Income Fund                 Market Fund                   Income Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)          $706            $192          $5,069        $1,424        $1,982               $541
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/2001              692             138           4,972         1,176         1,895                359
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)           1,153             233           8,544         1,676         3,344                668
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)           690             180           4,974         1,317         1,901                511
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)              699             167           5,022         1,048         1,888                512
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992            706             239           4,997         1,727         1,898                684
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)         700             254           5,032         1,606         1,930                773
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/1984            700             129           5,032           941         1,939                368
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)          866             107           6,217           773         2,364                308
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                  0             247               0         1,789            NA                706
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)          692             234           4,940         1,467         1,878                717
--------------------------------------------------------------------------------------------------------------------------




                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                         Putnam New Jersey Tax            Putnam New York Tax
Trustees                                  Exempt Income Fund               Exempt Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)               $755            $203          $2,185               $660
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                   740             147           2,161                573
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                1,234             246           3,679                768
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                738             190           2,193                607
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                   747             176           2,162                450
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                 755             253           2,145                792
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)              749             267           2,169                694
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                 749             136           2,172                433
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)               926             113           2,692                354
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0             261               0                820
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)               740             247           2,140                630
----------------------------------------------------------------------------------------------------


                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                          Putnam Ohio Tax              Putnam Pennsylvania Tax
Trustees                                 Exempt Income Fund              Exempt Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)               $716            $196            $761               $198
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                   702             141             746                143
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                1,177             237           1,227                241
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                700             183             744                186
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                   709             170             753                173
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                 716             244             760                247
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)              711             258             755                262
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                 711             132             755                134
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)               881             109             928                111
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0             251               0                255
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)               702             238             746                242
----------------------------------------------------------------------------------------------------



                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                           Putnam Prime                    Putnam Tax Exempt
Trustees                               Money* Market Fund                      Income Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)                                             $2,298               $655
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                                                 2,254                539
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                                                3,873                771
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                                              2,254                606
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                                                 2,276                484
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                                               2,265                795
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)                                            2,281                742
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                                               2,281                433
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)                                             2,817                356
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                                                       0                824
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)                                             2,239                678
----------------------------------------------------------------------------------------------------


                                                      Retirement                        Retirement
                                                       benefits                          benefits
                                      Aggregate       accrued as      Aggregate         accrued as
                                    Compensation     part of fund    Compensation      part of fund
                                   from the fund       expenses     from the fund        expenses
----------------------------------------------------------------------------------------------------
                                         Putnam Tax Exempt                 Putnam Tax-Free
Trustees                                 Money Market Fund                 High Yield Fund
----------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)               $642            $184          $2,238               $618
----------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                   629             151           2,195                478
----------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                1,081             217           3,774                738
----------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)                629             170           2,195                575
----------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                   635             136           2,217                496
----------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992                 632             223           2,206                759
----------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)              637             209           2,222                756
----------------------------------------------------------------------------------------------------
Robert E. Patterson/1984                 637             122           2,222                412
----------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)               787             100           2,745                340
----------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                       0             230              NA                785
----------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)               625             191           2,182                695
----------------------------------------------------------------------------------------------------



                                                    Retirement                       Retirement
                                                     benefits                         benefits
                                    Aggregate       accrued as       Aggregate       accrued as
                                   Compensation    part of fund     Compensation    part of fund
                                  from the fund      expenses      from the fund      expenses
-------------------------------------------------------------------------------------------------
                                          Putnam Tax-Free            Putnam U.S. Government
Trustees                                   Insured Fund                   Income Trust
-------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $1,171            $318           $3,982          $1,129
-------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 1,148             247            3,905             931
-------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                1,973             380            6,712           1,328
-------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              1,148             296            3,907           1,044
-------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 1,160             255            3,945             831
-------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               1,154             391            3,925           1,369
-------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            1,162             389            3,953           1,275
-------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               1,162             212            3,953             745
-------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             1,435             175            4,883             612
-------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                      NA             404               NA           1,417
-------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             1,141             357            3,881           1,164
-------------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family.
    For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates indicated below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, were as follows:



                                      Putnam          Putnam          Putnam
                                    American     Arizona Tax          CA Tax          Putnam
                                  Government          Exempt          Exempt     Diversified
                                 Income Fund     Income Fund     Income Fund    Income Trust
                                  (Sept. 30,        (May 31,      (Sept. 30,      (Sept. 30,
                                       2003)           2003)           2003)           2003)
--------------------------------------------------------------------------------------------
Baxter                                $6,694            $399         $10,836         $15,789
--------------------------------------------------------------------------------------------
Hill                                  18,495           1,058          29,937          43,623
--------------------------------------------------------------------------------------------
Jackson                                9,425             534          15,256          22,230
--------------------------------------------------------------------------------------------
Joskow                                 7,067             407          11,440          16,669
--------------------------------------------------------------------------------------------
Mullin                                 7,657             458          12,395          18,061
--------------------------------------------------------------------------------------------
Stephens                               3,007             179           4,867           7,092
--------------------------------------------------------------------------------------------




                                      Putnam                                                          Putnam
                                     Florida        Floating          Putnam          Putnam      High Yield
                                  Tax Exempt            Rate          Global      High Yield       Advantage
                                 Income Fund     Income Fund    Income Trust           Trust            Fund
                                    (May 31,       (June 30,       (Oct. 31,       (Aug. 31,       (Nov. 30,
                                       2003)           2003)           2003)           2003)           2003)
------------------------------------------------------------------------------------------------------------
Baxter                                  $422             N/A          $3,216         $15,066          $9,716
------------------------------------------------------------------------------------------------------------
Hill                                   1,118             N/A           9,234          41,629          27,896
------------------------------------------------------------------------------------------------------------
Jackson                                  564             N/A           4,741          21,204          14,317
------------------------------------------------------------------------------------------------------------
Joskow                                   430             N/A           3,498          15,891          10,571
------------------------------------------------------------------------------------------------------------
Mullin                                   484             N/A           3,677          17,242          11,107
------------------------------------------------------------------------------------------------------------
Stephens                                 189             N/A           1,444           6,757           4,360
------------------------------------------------------------------------------------------------------------


                                                      Putnam          Putnam          Putnam
                                             Intermediate US           Mass.        Michigan       Putnam      Putnam
                                      Putnam      Government      Tax Exempt      Tax Exempt        Money   Municipal
                                      Income          Income          Income          Income       Market      Income
                                        Fund            Fund            Fund            Fund         Fund        Fund
                                   (Oct. 31,       (Nov. 30,        (May 31,        (May 31,   (Sept. 30,  (March 31,
                                       2003)           2003)           2003)           2003)        2003)       2003)
---------------------------------------------------------------------------------------------------------------------
Baxter                               $10,527          $1,415            $451            $407       $9,528      $4,707
---------------------------------------------------------------------------------------------------------------------
Hill                                  30,226           4,062           1,196           1,078       26,324      11,945
---------------------------------------------------------------------------------------------------------------------
Jackson                               15,520           2,085             604             544       13,415       5,978
---------------------------------------------------------------------------------------------------------------------
Joskow                                11,450           1,539             460             414       10,059       4,625
---------------------------------------------------------------------------------------------------------------------
Mullin                                12,037           1,617             517             466       10,899       5,397
---------------------------------------------------------------------------------------------------------------------
Stephens                               4,727             635             202             182        4,280       2,112
---------------------------------------------------------------------------------------------------------------------




                                      Putnam          Putnam          Putnam          Putnam          Putnam
                                      NJ Tax          NY Tax        Ohio Tax       Penn. Tax           Prime
                                      Exempt          Exempt          Exempt          Exempt           Money
                                 Income Fund     Income Fund     Income Fund     Income Fund     Market Fund
                                    (May 31,       (Nov. 30,        (May 31,        (May 31,      (Sept. 30,
                                       2003)           2003)           2003)           2003)           2003)
------------------------------------------------------------------------------------------------------------
Baxter                                  $427          $7,600            $413            $419             N/A
------------------------------------------------------------------------------------------------------------
Hill                                   1,130          21,820           1,094           1,110             N/A
------------------------------------------------------------------------------------------------------------
Jackson                                  570          11,199             552             560             N/A
------------------------------------------------------------------------------------------------------------
Joskow                                   434           8,269             420             427             N/A
------------------------------------------------------------------------------------------------------------
Mullin                                   489           8,688             473             480             N/A
------------------------------------------------------------------------------------------------------------
Stephens                                 191           3,410             185             188             N/A
------------------------------------------------------------------------------------------------------------



                                                      Putnam          Putnam
                                      Putnam      Tax Exempt        Tax-Free          Putnam
                                  Tax Exempt    Money Market      High Yield        Tax-Free
                                 Income Fund            Fund            Fund    Insured Fund
                                  (Sept. 30,      (Sept. 30,       (July 31,       (July 31,
                                       2003)           2003)           2003)           2003)
---------------------------------------------------------------------------------------------
Baxter                                $7,701          $9,528          $6,346          $6,346
---------------------------------------------------------------------------------------------
Hill                                  21,278          26,324          17,534          17,534
---------------------------------------------------------------------------------------------
Jackson                               10,843          13,415           8,934           8,934
---------------------------------------------------------------------------------------------
Joskow                                 8,131          10,059           6,690           6,690
---------------------------------------------------------------------------------------------
Mullin                                 8,810          10,899           7,264           7,264
---------------------------------------------------------------------------------------------
Stephens                               3,459           4,280           2,848           2,848
---------------------------------------------------------------------------------------------




                                      Putnam
                             U.S. Government
                               Income  Trust
                                  (Sept. 30,
                                       2003)
------------------------------------------------------------------------------------------------------------
Baxter                               $11,962
------------------------------------------------------------------------------------------------------------
Hill                                  33,049
------------------------------------------------------------------------------------------------------------
Jackson                               16,842
------------------------------------------------------------------------------------------------------------
Joskow                                12,629
------------------------------------------------------------------------------------------------------------
Mullin                                13,683
------------------------------------------------------------------------------------------------------------
Stephens                               5,373
------------------------------------------------------------------------------------------------------------

(6) Since July 1, 2000, Marsh & McLennan Companies, Inc. has compensated
    Mr. Smith for his service as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(*) Putnam Floating Rate Income Fund and Putnam Prime Money Market Fund commenced operations after December 31, 2003.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the 1940 Act) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

2. ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve the elimination of and revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the funds are discussed below. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified.

To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
BORROWING.

Affected funds:

Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam Global Income Fund
Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

The Trustees are recommending that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Exhibit B lists the current fundamental investment restrictions with respect to borrowing of each of the affected funds. The proposed fundamental investment restriction is set forth below:

"The fund may not. . . [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If a fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B. below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such affected fund are present at the meeting in person or by proxy.

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING
LOANS.

Affected funds:

Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam Global Income Fund
Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

The Trustees are recommending that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds, to remove any limitations on each affected fund's ability to enter into repurchase agreements and securities loans, and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently has one of the following investment restrictions which states that such affected fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities." (All affected funds:)

The proposed amended fundamental investment restriction is set forth below:

"The fund may not. . . [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other
Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each affected fund, or (2) 67% or more of the shares of each affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
DIVERSIFICATION OF INVESTMENTS.

Affected funds: All funds.

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by the other Putnam funds.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Exhibit C lists the current fundamental investment restrictions with respect to diversification of investments of each of the affected funds. The proposed amended fundamental investment restrictions are set forth below:

"The fund may not ... [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Global Income Trust, and Putnam New Jersey Tax Exempt Income Fund only (collectively, the "non-diversified" funds).)

OR

"The fund may not ... [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies, and that insurers of tax-exempt securities are not considered issuers of securities for this purpose. (For Putnam Tax-Free High Yield Fund and Putnam Tax-Free Insured Fund only (together, the "tax-free diversified" funds).)

or

"The fund may not ... [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For all funds other than the non-diversified funds and the tax-free diversified funds.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund, or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ISSUANCE OF SENIOR SECURITIES.

Affected fund:

Putnam New York Tax Exempt Income Fund

The Trustees recommend that the affected fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by the other Putnam funds and to make it clear that a fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends and technically includes all indebtedness over 5% of the fund's assets. The affected fund currently has one of the following investment restrictions which states that the fund may not:

"Issue any class of securities which is senior to the fund's shares of beneficial interest."

The proposed amended fundamental restriction is set forth below:

"The fund may not... [i]ssue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

The 1940 Act imposes limitations on an investment company's ability to issue senior securities. This revised investment restriction is intended to simplify and standardize the language of the funds' policies concerning senior securities, and to permit the affected fund to take full advantage of all investment flexibility permitted under applicable law.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such fund, or (2) 67% or more of the shares of such fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.E. ELIMINATING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR SELLING OPTIONS, PUTS, CALLS, STRADDLES AND SPREADS.

Affected fund: Putnam U.S. Government Income Trust.

The Trustees recommend that the fund's fundamental investment restriction with respect to investments in options, puts, calls, straddles, spreads or combinations thereof be eliminated. The current fundamental investment restriction states that the affected fund may not:

"Purchase or sell options, or puts, calls, straddles, spreads or combinations thereof, except that the fund may write covered call options with respect to any part or all of its portfolio securities and enter into closing purchase transactions with respect to such options."

If the proposal is approved, the fund would be able to engage in a variety of transactions involving the use of options. The affected fund would continue to be able to write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options. Putnam Management believes that this increased investment flexibility could assist the affected fund in achieving its investment objective. Putnam Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming the fund's fundamental investment restrictions with other Putnam funds which currently do not have a fundamental investment restrictions with respect to investments in options.

The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
INVESTMENTS IN COMMODITIES.

Affected fund: Putnam U.S. Government Income Trust.

The Trustees are recommending that the affected fund's fundamental investment restriction with respect to investments in commodities contracts be revised to reflect the standard restriction used by the other Putnam funds and to increase the affected fund's investment flexibility. The current restriction states that the fund may not:

"Purchase or sell commodities or commodity contracts."

The proposed amended fundamental restriction is set forth below:

"The fund may not ... [p]urchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will be able to engage in a variety of transactions involving the use of financial futures and related options, as well as various other financial transactions, to the extent consistent with its investment objective and policies. Putnam Management believes this investment flexibility could assist the fund in achieving its investment objective, in part because such strategies often offer opportunities for hedging and increased investment return. The addition of financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the affected fund's current investment policies, Putnam Management has no present intention of engaging in such transactions on behalf of the fund.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

3. ADOPTION OF AMENDMENT TO DECLARATIONS OF TRUST.

Affected funds: All funds

The Trustees of each of the trusts of which a fund is a series (the "Trusts") and of each fund that is not a series of a Trust (each a "Fund") have approved, and recommend shareholder approval of, a proposal to amend each Trust's and each Fund's Agreement and Declaration of Trust ("Declaration of Trust") to expressly provide that the Trust or Fund may pay redemption proceeds in-kind (i.e., by distributing securities rather than cash).

Exhibit D lists the Article and Section of each Declaration of Trust that would be revised by the proposed amendment to each Declaration of Trust. The proposed amendment to each Declaration of Trust is set forth below:

The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption of Shares pursuant may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment.

Putnam Management recommended the proposed change to modernize and standardize this provision of each Trust's or Fund's Declaration of Trust. The Declarations of Trust are currently silent on the matter of the permitted form of redemption payments or permit only a cash payment. Although the Trusts and Funds have no current intention to redeem their shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit a fund's or Trust's remaining shareholders. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in converting the portfolio securities into cash.

Required Vote. For each Trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.

For each Fund that operates as the sole series of Trust, approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of such Fund outstanding.

Further information about voting and the meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to a Trust's Declaration of Trust (Proposal 3), in which case shareholders of each series of a trust vote together as a single class. In the case of each fund, 30% of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The funds have retained at its own expense PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $1.3 million plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not hold regular shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. [The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. Shareholders who wish to propose, for consideration by the Board Policy and Nominating Committee, one or more nominees for election as Trustees must provide written notice to the fund (including all required information) so that such notice is received in good order within a reasonable time before your fund prints and mails its proxy statement for any scheduled special meeting.]

If a shareholder who wishes to present a proposal fails to notify the fund within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. [Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned.] The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit E to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of June 30, 2004.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street Boston, Massachusetts 02110 as the independent auditors for each fund's current fiscal year. Each of these firms is among the country's preeminent accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by PricewaterhouseCoopers LLP or KPMG LLP:

AUDIT FEES TABLE TO COME

Audit Fees represents audit fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to calculation of a fund's investment performance [].

The following tables present the amounts the independent auditors for each fund billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, the funds' principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of your fund, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:


                                           Year first
Name (birthdate)                           elected to      Business experience
Office with the fund                           office      during past 5 years
-------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38)                       1989     Managing Director,
Executive Vice President,                                  Putnam Investments
Associate Treasurer and Principal                          and Putnam Management
Executive Officer
-------------------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)                    1993     Senior Vice President,
Senior Vice President                                      Putnam Investments
                                                           and Putnam Management
-------------------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)                      2004     Managing Director,
Senior Vice President and Treasurer                        Putnam Investments
-------------------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)                      2002     Managing Director,
Vice President and Principal                               Putnam Investments.
Financial Officer                                          Prior to July 2001, Partner,
                                                           PricewaterhouseCoopers, LLP
-------------------------------------------------------------------------------------------
Michael T. Healy (1/24/58)                        2000     Managing Director,
Assistant Treasurer and                                    Putnam Investments
Principal Accounting Officer
-------------------------------------------------------------------------------------------
Beth Mazor (4/6/58)                               2002     Senior Vice President,
Vice President                                             Putnam Investments
-------------------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)                     2004     Vice President, Putnam
Vice President & Legal and Compliance                      Investments. Prior to
Liaison Officer                                            2004, Mr. Gallagher was an
                                                           Associate at Ropes & Gray
                                                           LLP; Prior to 2000, he was
                                                           a Law Clerk for the Massachusetts
                                                           Supreme Judicial Court
-------------------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)                        2002     Senior Vice President,
Assistant Treasurer and                                    Putnam Investments
BSA Compliance Officer
-------------------------------------------------------------------------------------------
Francis J. McNamara (8/19/55)                     2004     Senior Managing Director,
Vice President & Chief Legal Officer                       Putnam Investments,
                                                           Putnam Management and
                                                           Putnam Retail Management. Prior to
                                                           2004, Mr. McNamara was
                                                           General Counsel of State
                                                           Street Research &
                                                           Management.
-------------------------------------------------------------------------------------------
James P. Pappas (2/24/53)                         2004     Managing Director,
Vice President                                             Putnam Investments
                                                           and Putnam Management.
                                                           During 2002, Mr. Pappas
                                                           was Chief Operating
                                                           Officer of Atalanta/
                                                           Sosnoff Management
                                                           Corporation; prior to
                                                           2001 he was President
                                                           and Chief Executive
                                                           Officer of UAM
                                                           Investment Services, Inc.
-------------------------------------------------------------------------------------------
Richard S. Robie III (3/30/60)                    2004     Senior Managing Director,
Vice President                                             Putnam Investments,
                                                           Putnam Management and
                                                           Putnam Retail
                                                           Management. Prior to
                                                           2003, Mr. Robie was
                                                           Senior Vice President of United
                                                           Asset Management Corporation.
-------------------------------------------------------------------------------------------
Judith Cohen (6/7/45)                             1993     Clerk and Assistant
Clerk and Assistant Treasurer                              Treasurer, The Putnam Funds
-------------------------------------------------------------------------------------------





Shares outstanding of your fund as of June 30, 2004*

                             Putnam            Putnam            Putnam            Putnam            Putnam
                           American           Arizona        California       Diversified           Florida
                         Government        Tax Exempt        Tax Exempt            Income        Tax Exempt
Class                   Income Fund       Income Fund       Income Fund             Trust            Income
-----------------------------------------------------------------------------------------------------------
Class A shares      106,841,863.856     9,827,565.558   253,922,993.043   133,964,637.803    17,679,589.020
-----------------------------------------------------------------------------------------------------------
Class B shares       12,148,059.834     2,026,206.709    30,591,828.236    55,052,441.304     3,747,962.890
-----------------------------------------------------------------------------------------------------------
Class C shares          749,470.509                       2,900,481.735    29,543,631.823
-----------------------------------------------------------------------------------------------------------
Class M shares          436,400.629       139,438.000       821,452.105   343,895,680.305        80,341.478
-----------------------------------------------------------------------------------------------------------
Class R shares              116.666                                               490.017
-----------------------------------------------------------------------------------------------------------
Class Y shares        1,728,390.760                                         2,387,517.350
-----------------------------------------------------------------------------------------------------------


                            Putnam            Putnam            Putnam                              Putnam
                            Global              High        High Yield            Putnam      Intermediate
                            Income             Yield         Advantage            Income     US Government
Class                        Trust             Trust              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------
Class A shares       8,282,918.384   244,665,944.062    80,518,695.878   148,769,401.848    70,457,332.575
----------------------------------------------------------------------------------------------------------
Class B shares       2,465,018.490    87,433,438.251    24,765,520.529    52,369,555.113    41,056,642.554
----------------------------------------------------------------------------------------------------------
Class C shares         143,164.078     7,987,882.094                       4,515,099.500     3,902,406.643
----------------------------------------------------------------------------------------------------------
Class M shares       2,545,506.934     3,340,206.114    98,076,345.774    92,369,504.161     1,906,767.762
----------------------------------------------------------------------------------------------------------
Class R shares              84.275         8,164.692                         578,400.000     7,643,601.000
----------------------------------------------------------------------------------------------------------
Class Y shares                        31,128,686.821     3,866,803.244   119,309,994.474    32,839,747.040
----------------------------------------------------------------------------------------------------------


                             Putnam            Putnam            Putnam              Putnam
                      Massachusetts          Michigan         Minnesota               Money
                         Tax Exempt        Tax Exempt        Tax Exempt              Market
Class                   Income Fund       Income Fund              Fund                Fund
---------------------------------------------------------------------------------------------
Class A shares       28,572,166.753    12,952,658.852    11,105,098.794   3,731,454,647.020
---------------------------------------------------------------------------------------------
Class B shares        9,222,983.012     3,554,759.659     3,763,461.983     582,955,633.690
---------------------------------------------------------------------------------------------
Class C shares          111,879.026                                          47,349,668.100
---------------------------------------------------------------------------------------------
Class M shares          118,839.008       930,981.971                        55,756,324.380
---------------------------------------------------------------------------------------------
Class R shares                                                                   30,997.900
---------------------------------------------------------------------------------------------
Class Y shares                                                              112,117,207.020
---------------------------------------------------------------------------------------------

                                                Putnam            Putnam
                              Putnam        New Jersey          New York
                           Municipal        Tax Exempt         Tax Exempt
                              Income            Income            Income
Class                           Fund              Fund              Fund
------------------------------------------------------------------------
Class A shares        74,274,863.117    18,972,902.650   140,948,671.932
------------------------------------------------------------------------
Class B shares        14,858,497.617     8,250,459.382    14,237,539.582
------------------------------------------------------------------------
Class C shares         1,470,215.772                       1,101,028.038
------------------------------------------------------------------------
Class M shares
------------------------------------------------------------------------
Class R shares
------------------------------------------------------------------------
Class Y shares
------------------------------------------------------------------------

                             Putnam            Putnam            Putnam            Putnam            Putnam            Putnam
                    Ohio Tax Exempt  Penn. Tax Exempt             Prime        Tax Exempt        Tax Exempt          Tax-Free
                             Income            Income             Money            Income      Money Market        High Yield
Class                          Fund              Fund            Market              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       17,035,313.695    17,025,346.788 3,721,397,966.000   151,482,334.487   128,275,266.190    64,583,318.628
-----------------------------------------------------------------------------------------------------------------------------
Class B shares        3,642,849.703     5,601,722.403                       8,641,174.999                      14,678,451.562
-----------------------------------------------------------------------------------------------------------------------------
Class C shares                                                              1,115,022.462                         853,208.487
-----------------------------------------------------------------------------------------------------------------------------
Class M shares           97,367.224       250,526.293                         783,560.696                         559,313.369
-----------------------------------------------------------------------------------------------------------------------------
Class R shares
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam               Putnam
                           Tax-Free      U.S. Government
                            Insured               Income
Class                          Fund                Trust
--------------------------------------------------------
Class A shares       19,435,922.343      113,039,358.877
--------------------------------------------------------
Class B shares        7,576,789.721       24,728,513.513
--------------------------------------------------------
Class C shares          686,191.234        2,255,748.990
--------------------------------------------------------
Class M shares           77,183.848        4,040,910.427
--------------------------------------------------------
Class R shares                                   106.329
--------------------------------------------------------
Class Y shares                             2,058,258.656
--------------------------------------------------------


* Putnam Floating Rate Income Fund commenced operations after June 30, 2004.

As of June 30, 2004, the following persons owned or record or to the knowledge of the fund beneficially 5% or more of any class of shares of each fund***:


         Putnam                     Putnam                  Putnam
         American                   Arizona Tax             California Tax
         Government                 Exempt                  Exempt
CLASS    Income Fund                Income Fund             Income Fund
--------------------------------------------------------------------------------------
A                                   Edward D. Jones & Co    Merrill, Lynch, Pierce,
                                    201 Progress Pkwy       Fenner & Smith Inc.
                                    Maryland Heights, MO    4800 Deer Lake Dr E
                                    63043-3003              Jacksonville, FL 32246
                                    (14.20%)                (7.50%)

                                                            Citigroup Global
                                                            Markets Inc.
                                                            333 W 34th St. FL 3
                                                            New York NY
                                                            10001-2402
                                                            (9.50%)
--------------------------------------------------------------------------------------
B                                                           Merrill, Lynch, Pierce,
                                                            Fenner & Smith Inc.
                                                            4800 Deer Lake Dr E
                                                            Jacksonville, FL 32246
                                                            (8.30%)

                                                            Citigroup Global
                                                            Markets Inc.
                                                            333 W 34th St. FL 3
                                                            New York NY
                                                            10001-2402
                                                            (10.80%)
--------------------------------------------------------------------------------------
C        Merrill, Lynch, Pierce,                            Merrill, Lynch, Pierce,
         Fenner & Smith Inc.                                Fenner & Smith Inc.
         4800 Deer Lake Dr E                                4800 Deer Lake Dr E
         Jacksonville, FL                                   Jacksonville, FL
         32246-6484                                         32246-6484
         (6.80%)                                            (10.00%)

                                                            Citigroup Global
                                                            Markets Inc.
                                                            333 W 34th St. FL 3
                                                            New York NY
                                                            10001-2402
                                                            (12.50%)
--------------------------------------------------------------------------------------
M        Burch West, Inc.           Edward D. Jones & Co    Edward D. Jones & Co
         (5.71%)                    201 Progress Pkwy       201 Progress Pkwy
                                    Maryland Heights,       Maryland Heights,
                                    MO 63043-3003           MO 63043-3003
                                    (23.30%)                (24.70%)

         Professional Insurance     L & F Investments, Ltd. William L Rosenberg
         Services                   4121 North 64th Place   (7.40%)
         1221 Kestrel Ct.           Scottsdale, AZ
         Waukesha, WI               85251-3109
         53189-7776                 (21.60%)
         (10.90%)
--------------------------------------------------------------------------------------
M        Harold Azmelian            LPL Financial Services
         Philip Arpiarian           9785 Towne
         (5.20%)                    Center Drive
                                    San Diego, CA
                                    92121-1968
                                    (19.80%)

                                    Pershing LLC
                                    P.O. Box 2052
                                    Jersey City, NJ
                                    07303-2052
                                    (13.30%)
--------------------------------------------------------------------------------------
R        Putnam Investments LLC*
         (96.40%)
--------------------------------------------------------------------------------------
Y        Putnam Investments LLC*
         (7.79%)

         Raymond James
         Financial, Inc.
         Star Plan Trust*
         (13.94%)

         Illinois Toolworks Inc.
         Savings and
         Investment Plan*
         (39.18%)

         Putnam Investments
         Profit Sharing Plan*
         (16.44%)
--------------------------------------------------------------------------------------
         Putnam                  Putnam
         Diversified             Florida Tax
         Income                  Exempt
CLASS    Trust                   Income Fund
-----------------------------------------------------------
A        Edward D. Jones & Co    Edward D. Jones & Co
         201 Progress Pkwy       201 Progress Pkwy
         Maryland Heights, MO    Maryland Heights, MO
         63043-3003              63043-3003
         (10.90%)                (7.40%)

                                 Citigroup Global
                                 Markets Inc.
                                 333 W 34th St. FL 3
                                 New York NY
                                 10001-2402
                                 (6.10%)

                                 Merrill, Lynch, Pierce,
                                 Fenner & Smith
                                 4800 Dear Lake Dr. E
                                 Jacksonville, FL
                                 32246-6484
                                 (8.60%)
-----------------------------------------------------------
B        Edward D. Jones & Co    Merrill, Lynch, Pierce,
         201 Progress Pkwy       Fenner & Smith
         Maryland Heights, MO    4800 Dear Lake Dr. E
         63043-3003              Jacksonville, FL
         (5.20%)                 32246-6484
                                 (11.70%)

                                 Citigroup Global
                                 Markets Inc.
                                 333 W 34th St. FL 3
                                 New York NY
                                 10001-2402
                                 (8.00%)
-----------------------------------------------------------
C        SMBC Friend
         Securities Co., Ltd.
         7-12 Kabuto-
         Cho Nihonbashi
         Chuo-Ku
         Tokyo 103 Japan
         (84.70%)
-----------------------------------------------------------
M        SMBC Friend             Edward D. Jones & Co
         Securities Co., Ltd.    Maryland Heights, MO
         Cho Nihonbashi          201 Progress Pkwy
         Chuo-Ku                 Maryland Heights, MO
         Tokyo 103 Japan         63043-3003
         (99.10%)                (11.40%)

                                 Jack R. Goodwin
                                 P.O. Box 1911
                                 Inverness, FL
                                 34451-1911
                                 (18.00%)

                                 National Financial
                                 Services Corp.
                                 Church Street Station
                                 P.O. Box 3908
                                 New York, NY 10008
                                 (8.50%)

                                 Marlene V S
                                 Christie TTEE
                                 (7.30%)

                                 Paul S Dixon TTEE
                                 (7.30%)

                                 Steven D. Davis
                                 759 Nightingale Dr.
                                 Indialantic,
                                 32903-4747
                                 (6.70%)

                                 Legg Mason Wood
                                 Walker Inc.
                                 (6.90%)
-----------------------------------------------------------
R        Putnam Investments LLC*
         (21.40%)

         Vito Spinosa
         (71.30%)

         MCB Trust Services
         (6.90%)
-----------------------------------------------------------
Y        Putnam Investments LLC*
         (11.26%)


         Marsh & McLennan
         Deferred Compensation
         Plans
         1166 Avenue of
         the Americas
         New York, NY
         10036-2774
         (37.01%)

         Illinois Toolworks Inc.
         Savings and
         Investment Plan*
         (24.26%)

         Putnam Investments
         Profit Sharing Plan*
         (13.71%)
-----------------------------------------------------------
         Putnam                  Putnam
         Global                  High
         Income                  Yield
CLASS    Trust                   Trust
-----------------------------------------------------------
A                                Edward D. Jones & Co
                                 201 Progress Pkwy
                                 Maryland Heights,
                                 MO 63043-3003
                                 (20.70%)
-----------------------------------------------------------
B                                Edward D. Jones & Co
                                 201 Progress Pkwy
                                 Maryland Heights,
                                 MO 63043-3003
                                 (9.90%)
-----------------------------------------------------------
C        Merrill, Lynch, Pierce, Merrill, Lynch, Pierce,
         Fenner & Smith          Fenner & Smith Inc.
         4800 Dear Lake Dr. E    4800 Deer Lake Dr E
         Jacksonville, FL        Jacksonville, FL
         32246-6484              32246-6384
         (8.70%)                 (7.30%)

-----------------------------------------------------------
C        Citigroup Global        Citigroup Global
         Markets Inc.            Markets Inc.
         333 W 34th St. FL 3     333 W 34th St. FL 3
         New York NY             New York NY
         10001-2402              10001-2402
         (5.10%)                 (5.40%)
-----------------------------------------------------------
M        Tsubasa Securities      Edward D. Jones & Co
         Co., LTD                201 Progress Pkwy
         4-2 Marunouchi 3-       Maryland Heights,
         ChomeChiyoda-           MO 63043-3003
         KuTokyo, Japan          100-8350
         (95.90%)                (13.60%)
-----------------------------------------------------------
R        Putnam Investments      A.G. Edwards &
         LLC*                    Sons Inc.
         (100.00%)               1 N. Jefferson Ave.
                                 St. Louis, MO
                                 63103-2205
                                 (76.90%)

                                 MCB Trust Services
                                 Cust. FBO
                                 (20.80%)

Y                                Ohio Tuition Trust
                                 Authority/College
                                 Advantage Program**
                                 (35.50%)
--------------------------------------------------------------------------------------
         Putnam                                             Putnam
         High Yield                 Putnam                  Intermediate US
         Advantage                  Income                  Government
CLASS    Fund                       Fund                    Fund
--------------------------------------------------------------------------------------
A        Edward D. Jones & Co       Edward D. Jones & Co    Board of Trustees of
         201 Progress Pkwy          201 Progress Pkwy       the Joint
         Maryland Heights,          Maryland Heights,       (18.80%)
         MO 63043-3003              MO 63043-3003
         (13.50%)                   (12.50%)

         Citibank, NA
         390 Greenwich Street
         New York, NY
         10013-2375
         (7.40%)
--------------------------------------------------------------------------------------
B        Edward D. Jones & Co       Edward D. Jones & Co    Merrill, Lynch, Pierce,
         201 Progress Pkwy          201 Progress Pkwy       Fenner & Smith Inc.
         Maryland Heights, MO       Maryland Heights, MO    4800 Deer Lake Dr E
         63043-3003                 63043-3003              Jacksonville, FL 32246
         (7.30%)                    (5.80%)                 (7.90%)

         Citigroup Global
         Markets Inc.
         333 W 34th St. FL 3
         New York NY 10001-
         (6.90%)
--------------------------------------------------------------------------------------
C                                   Merrill, Lynch, Pierce, Citigroup Global
                                    Fenner & Smith Inc.     Markets Inc.
                                    4800 Deer Lake Dr E     333 W 34th St. FL 3
                                    Jacksonville, FL 32246  New York NY 10001-
                                    (7.30%)                 (5.60%)
--------------------------------------------------------------------------------------
M        Mitsubishi Securities      Mizuho Investors
         Co. LTD                    Securities Co., Ltd
         Tokyo-Sumitomo             Attn: General Manager
         Twin Bldg East             Investment Trust
         27 1 Shinkawa 2            Department
         Chome Chou Ku              Shibusawa City Place A.
         Tokyo Japan 104            13-16, Nihonbashi-
         (97.50%)                   Kayaba-cho 1-chome
                                    Chuo-ku, Tokyo 104,
                                    Japan
                                    (96.30%)
--------------------------------------------------------------------------------------
R                                   Putnam Investments      MCB Trust Services
                                    LLC*                    Cust. FBO
                                    (27.10%)                (78.30%)

                                    National Quality        MCB Trust Services
                                    Review Inc TTEE         (19.00%)
                                    (31.50%)

                                    MCB Trust Services
                                    (26.40%)

                                    MCB Trust Services
                                    Cust. FBO
                                    (14.60%)
--------------------------------------------------------------------------------------
Y        Putnam Investments LLC*    College Advantage       Board of Trustees
         (16.96%)                   (8.90%)                 (93.30%)

         Raymond James
         Financial, Inc.
         Star Plan Trust*
         (7.14%)

         Marsh & McLennan
         Deferred Compensation
         Plans
         1166 Avenue of
         the Americas
         New York, NY
         10036-2774
         (24.05%)

         Illinois Toolworks Inc.
         Savings and
         Investment Plan*
         (30.88%)

         Putnam Investments
         Profit Sharing Plan*
         (16.42%)
--------------------------------------------------------------------------------------
         Putnam                     Putnam                  Putnam
         Massachusetts              Michigan                Minnesota
         Tax Exempt                 Tax Exempt              Tax Exempt Class
CLASS    Income Fund                Income Fund             Fund
--------------------------------------------------------------------------------------
A                                   Edward D. Jones & Co    Edward D. Jones & Co
                                    201 Progress Pkwy       201 Progress Pkwy
                                    Maryland Heights,       Maryland Heights,
                                    MO 63043-3003           MO 63043-3003
                                    (19.70%)                (23.80%)
--------------------------------------------------------------------------------------
B        Merrill, Lynch, Pierce,                            Edward D. Jones & Co
         Fenner & Smith Inc.                                201 Progress Pkwy
         4800 Deer Lake Dr E                                Maryland Heights,
         Jacksonville, FL 32246                             MO 63043-3003
         (7.20%)                                            (6.00%)
--------------------------------------------------------------------------------------
C        US Clearing Corp
         (33.20%)

         Robert C Osheas &
         (25.50%)

         Joan A Fitzgerald
         (24.40%)

         Fiserv Securities, Inc.
         (9.40%)
--------------------------------------------------------------------------------------
M        Merrill, Lynch, Pierce,    Edward D. Jones & Co    Pershing, LLC
         Fenner & Smith Inc.        201 Progress Pkwy       P.O. Box 2052
         4800 Deer Lake Dr E        Maryland Heights, MO    Jersey City, NJ
         Jacksonville, FL 32246     63043-3003              07303-2052
         (8.00%)                    (15.10%)                (19.00%)

         UBS Financial              A.G Edwards &           Louise C. Larson
         Services, Inc.             Sons Inc.               8106 Highwood Drive
         P.O. Box 3321              1 N. Jefferson Ave.     Apt. Y116
         Weehawken, NJ              St. Louis, MO           Bloomington, MN
         07086-8154                 63103-2205              55438-3042
         (13.80%)                   (30.30%)                (13.20%)

         Leonard Joiner             Frank R. Farkas         Gertrude L
         150 Hampshire Road         1832 Ada Avenue         Palubicki Tod
         Methuen, MA                Muskegon, MI            (8.20%)
         01844-111711               49492-4206
         (7.50%)                    (13.00%)

         Andrea Matoes              Pauline B. Pickford     UBS Financial
         (5.30%)                    64 Pleasant St.         Services, Inc.
                                    Oxford, MI              P.O. Box 3321
                                    48371-4648              Weehawken, NJ
                                    (9.00%)                 07086-8154
                                                            (7.90%)

         First Clearing             UBS Financial           LPL Financial Services
         Corporation                Services, Inc.          9785 Towne
         (5.30%)                    P.O. Box 3321           Center Drive
                                    Weehawken, NJ           San Diego, CA
                                    07086-8154              92121-1968
                                    (8.60%)                 (5.10%)
--------------------------------------------------------------------------------------
M                                   Southwest Securities
                                    Inc FBO
                                    (5.10%)
--------------------------------------------------------------------------------------
R
--------------------------------------------------------------------------------------
T
--------------------------------------------------------------------------------------
Y
--------------------------------------------------------------------------------------


               Putnam             Putnam                     Putnam                  Putnam
               Money              Municipal                  New Jersey Tax          New York Tax
               Market             Income                     Exempt                  Exempt Class
CLASS          Fund               Fund                       Income Fund             Income Fund
---------------------------------------------------------------------------------------------------------------
A                                 Edward D. Jones & Co       Citigroup Global        Merrill, Lynch, Pierce,
                                  201 Progress Pkwy          Markets Inc.            Fenner & Smith Inc.
                                  Maryland Heights, MO       333 W 34th St. FL 3     4800 Deer Lake Dr E
                                  63043-3003                 New York NY 10001-      Jacksonville, FL 32246
                                  (17.20%)                   (7.70%)                 (9.00%)

                                                             Merrill, Lynch, Pierce, Citigroup Global
                                                             Fenner & Smith Inc.     Markets Inc.
                                                             4800 Deer Lake Dr E     333 W 34th St. FL 3
                                                             Jacksonville, FL 32246  New York NY 10001-
                                                             (6.40%)                 (7.20%)
---------------------------------------------------------------------------------------------------------------
B                                 Edward D. Jones & Co       Citigroup Global        Merrill, Lynch, Pierce,
                                  201 Progress Pkwy          Markets Inc.            Fenner & Smith Inc.
                                  Maryland Heights, MO       333 W 34th St. FL 3     4800 Deer Lake Dr E
                                  63043-3003                 New York NY 10001-      Jacksonville, FL 32246
                                  (7.10%)                    (7.90%)                 (8.80%)

                                  Merrill, Lynch, Pierce,                            Citigroup Global
                                  Fenner & Smith Inc.                                Markets Inc.
                                  4800 Deer Lake Dr E                                333 W 34th St. FL 3
                                  Jacksonville, FL 32246                             New York NY 10001-
                                  (5.60%)                                            (9.10%)
---------------------------------------------------------------------------------------------------------------
C                                 Citigroup Global                                   Citigroup Global
                                  Markets Inc.                                       Markets Inc.
                                  333 W 34th St. FL 3                                333 W 34th St. FL 3
                                  New York NY 10001-                                 New York NY 10001-
                                  (6.40%)                                            (8.60%)

                                                                                     Merrill, Lynch, Pierce,
                                                                                     Fenner & Smith Inc.
                                                                                     4800 Deer Lake Dr E
                                                                                     Jacksonville, FL 32246
                                                                                     (16.70%)

                                                                                     Klaus Gueldenpennig
                                                                                     31 Lazy Trl.
                                                                                     Penfield NY
                                                                                     14526-1703
                                                                                     (10.60%)
---------------------------------------------------------------------------------------------------------------
M                                 Edward D. Jones & Co       Marie Franklin          Pershing, LLC
                                  201 Progress Pkwy          March Exec              P.O. Box 2052
                                  Maryland Heights, MO       (38.00%)                Jersey City, NJ
                                  63043-3003                                         07303-2052
                                  (20.00%)                                           (22.40%)

                                  Citigroup Global           Merrill, Lynch, Pierce, Concetta Lacorte
                                  Markets Inc.               Fenner & Smith Inc.     9005 165th Avenue
                                  333 W 34th St. FL 3        4800 Deer Lake Dr E     Jacksonville, FL 32246
                                  New York NY 10001-         Howard Beach, NY        (11.70%)
                                  (6.20%)                    11414
                                                             (10.70%)

                                  Pershing, LLC              US Clearing Corp        Edward D. Jones & Co
                                  P.O. Box 2052              (9.10%)                 201 Progress Pkwy
                                  Jersey City, NJ                                    Maryland Heights,
                                  07303-2052                                         MO 63043-3003
                                  (6.40%)                                            (9.10%)

                                  Peggy L Seaman TTEE        Leonard Cavaliere       Albert Detiberiis
                                  (5.80%)                    21 King George Road     8905 103rd Avenue
                                                             Warren, NJ              Ozone Park, NY
                                                             07059-7014              11417-1358
                                                             (7.50%)                 (6.80%)

                                  LPL Financial Services     Josiah H Compton &
                                  9785 Towne                 (5.20%)
                                  Center Drive
                                  San Diego, CA
                                  92121-1968
                                  (5.00%)
---------------------------------------------------------------------------------------------------------------
R
---------------------------------------------------------------------------------------------------------------
T
---------------------------------------------------------------------------------------------------------------
Y
---------------------------------------------------------------------------------------------------------------


         Putnam                     Putnam                  Putnam
         Ohio Tax                   Pennsylvania            Tax Exempt
         Exempt                     Tax Exempt              Income Class
CLASS    Income Fund                Income Fund             Fund
--------------------------------------------------------------------------------------
A        Edward D. Jones & Co                               Edward D. Jones & Co
         201 Progress Pkwy                                  201 Progress Pkwy
         Maryland Heights,                                  Maryland Heights,
         MO 63043-3003                                      MO 63043-3003
         (20.80%)                                           (22.40%)
--------------------------------------------------------------------------------------
B        Merrill, Lynch, Pierce,    Merrill, Lynch, Pierce, Edward D. Jones & Co
         Fenner & Smith Inc.        Fenner & Smith Inc.     201 Progress Pkwy
         4800 Deer Lake Dr E        4800 Deer Lake Dr E     Maryland Heights,
         Jacksonville, FL 32246     Jacksonville, FL 32246  MO 63043-3003
         (12.20%)                   (5.20%)                 (8.10%)

--------------------------------------------------------------------------------------
B                                                           Merrill, Lynch, Pierce,
                                                            Fenner & Smith Inc.
                                                            4800 Deer Lake Dr E
                                                            Jacksonville, FL 32246
                                                            (6.60%)
--------------------------------------------------------------------------------------
C                                                           Citigroup Global
                                                            Markets Inc.
                                                            333 W 34th St. FL 3
                                                            New York NY 10001-
                                                            (5.60%)

                                                            Primevest Financial
                                                            Services (FBO)
                                                            (8.70%)
--------------------------------------------------------------------------------------
M        Edward D. Jones & Co       John J. Handley         Edward D. Jones & Co
         201 Progress Pkwy          P.O. Box 294-4          201 Progress Pkwy
         Maryland Heights,          Dallas, PA 18612-9454   Maryland Heights,
         MO 63043-3003              (17.00%)                MO 63043-3003
         (33.50%)                                           (33.10%)

         Pershing, LLC              J. J. B. Hilliard,      LPL Financial Services
         P.O. Box 2052              W. L. Lyons, Inc        9785 Towne
         Jersey City, NJ            (10.30%)                Centre Drive
         07303-2052                                         San Diego, CA
         (10.20%)                                           92121-1968
                                                            (6.00%)

         Merrill, Lynch, Pierce,    Lawrence A. D'Angelo    Deborah B. Burris
         Fenner & Smith Inc.        906 General             417 Kings Hwy
         4800 Deer Lake Dr E        Howe Drive              Milford DE
         Jacksonville, FL 32246     West Chester, PA        19382-7106
         (7.50%)                    19963-1763              (5.70%)
                                    (8.80%)

         Wexford Clearing           Grace R. Scalzo
         Services Corp              59 High Street
         (6.60%)                    Pittston, PA 18640
                                    (7.50%)

         Ray R Jeffery &            UBS Financial
         (5.50%)                    Services, Inc.
                                    P.O. Box 3321
                                    Weehawken, NJ
                                    07086-8154
                                    (7.40%)

         Raymond James &
         Assoc Inc.                 A G Edwards &
         (5.40%)                    Sons Inc FBO
                                    (5.10%)
--------------------------------------------------------------------------------------
R
--------------------------------------------------------------------------------------
T
--------------------------------------------------------------------------------------
Y
--------------------------------------------------------------------------------------
         Putnam                     Putnam                  Putnam
         Tax Exempt                 Tax-Free                Tax-Free
         Money Market               High Yield              Insured Class
CLASS    Fund                       Fund                    Fund
--------------------------------------------------------------------------------------
A        John A Hill &              Edward D. Jones & Co    Edward D. Jones & Co
         (8.40%)                    201 Progress Pkwy       201 Progress Pkwy
                                    Maryland Heights,       Maryland Heights,
                                    MO 63043-3003           MO 63043-3003
                                    (16.10%)                (13.40%)

                                    Citigroup Global
                                    Markets Inc.
                                    333 W 34th St. FL 3
                                    New York NY 10001-
                                    (5.10%)
--------------------------------------------------------------------------------------
B                                   Edward D. Jones & Co    Edward D. Jones & Co
                                    201 Progress Pkwy       201 Progress Pkwy
                                    Maryland Heights,       Maryland Heights,
                                    MO 63043-3003           MO 63043-3003
                                    (10.50%)                (6.90%)

                                    Merrill, Lynch, Pierce, Citigroup Global
                                    Fenner & Smith Inc.     Markets Inc.
                                    4800 Deer Lake Dr E     333 W 34th St. FL 3
                                    Jacksonville, FL 32246  New York NY 10001-
                                    (9.00%)                 (6.80%)

                                                            Merrill, Lynch, Pierce,
                                                            Fenner & Smith Inc.
                                                            4800 Deer Lake Dr E
                                                            Jacksonville, FL 32246
                                                            (7.10%)
--------------------------------------------------------------------------------------
C                                   Merrill, Lynch, Pierce, Merrill, Lynch, Pierce,
                                    Fenner & Smith Inc.     Fenner & Smith Inc.
                                    4800 Deer Lake Dr E     4800 Deer Lake Dr E
                                    Jacksonville, FL 32246  Jacksonville, FL 32246
                                    (17.50%)                (6.80%)

                                    Citigroup Global        Citigroup Global
                                    Markets Inc.            Markets Inc.
                                    333 W 34th St. FL 3     333 W 34th St. FL 3
                                    New York NY 10001-      New York NY 10001-
                                    (8.30%)                 (5.10%)

                                                            J.J.B. Hilliard, W.L.
                                                            Lyons, Inc.
                                                            P.O. Box 32760
                                                            Louisville, KY
                                                            40232-2760
                                                            (9.70%)

                                                            Ruth G. Doffing,
                                                            Trustee
                                                            863 Bahls Drive
                                                            Gastings, MN 55033
                                                            (7.70%)

                                                            Wells Fargo
                                                            Investments LLC
                                                            (5.20%)
--------------------------------------------------------------------------------------
M                                   Edward D. Jones & Co    Edward D. Jones & Co
                                    201 Progress Pkwy       201 Progress Pkwy
                                    Maryland Heights,       Maryland Heights,
                                    MO 63043-3003           MO 63043-3003
                                    (23.40%)                (28.60%)

                                                            Pershing, LLC
                                                            P.O. Box 2052
                                                            Jersey City, NJ
                                                            07303-2052
                                                            (20.70%)

                                                            Joan M Novak &
                                                            (5.70%)
--------------------------------------------------------------------------------------
R
--------------------------------------------------------------------------------------
T
--------------------------------------------------------------------------------------
Y
--------------------------------------------------------------------------------------


         Putnam                  Putnam
         U.S. Government         Prime
         Income                  Money Market
CLASS    Trust                   Fund
-----------------------------------------------------------
A        Edward D. Jones & Co    Putnam Investments
         201 Progress Pkwy       LLC*
         Maryland Heights,       (100.00%)
         MO 63043-3003
         (5.20%)
-----------------------------------------------------------
B




-----------------------------------------------------------
C        Merrill, Lynch, Pierce,
         Fenner & Smith Inc.
         4800 Deer Lake Dr E
         Jacksonville, FL 32246
         (9.30%)

         Citigroup Global
         Markets Inc.
         333 W 34th St. FL 3
         New York NY 10001-
         (7.90%)
-----------------------------------------------------------
I                                Putnam Investments
                                 LLC*
                                 (100.00%)
-----------------------------------------------------------
M        Mitsubishi Securities
         Co. Ltd
         5-2, Marunouchi
         2-chome,
         Chiyoda-ku, Tokyo
         100-0005 Japan
         (79.00%)





-----------------------------------------------------------
P                                075
                                 Diversified Income
                                 (14.50%)

                                 001 George Putnam
                                 (11.40%)

                                 004 Income Fund
                                 (9.00%)

                                 259 PAA Balanced
                                 (5.80%)

                                 007 Voyager Fund
                                 (5.60%)
-----------------------------------------------------------
R        Putnam Investments      Putnam Investments
         LLC*                    LLC*
         (73.10%)                (100.00%)

         Donald Merrigan
         (19.00%)

         MCB Trust Services
         (6.00%)
-----------------------------------------------------------
S                                Putnam Investments
                                 LLC*
                                 (100.00%)
-----------------------------------------------------------
T
-----------------------------------------------------------
Y        Putnam Investments
         LLC*
         (73.80%)
-----------------------------------------------------------

  * The address for the name listed is: c/o Putnam Fiduciary Trust
    Company, as trustee or agent, Investors Way, Norwood, MA 02062-9105.

 ** The address for the name listed is: c/o Putnam Fiduciary Trust
    Company, as service provider, Investors Way, Norwood, MA 02062-9105.

*** Putnam Floating Rate Income Fund commenced operations after
    June 30, 2004.




EXHIBIT A

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

* This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

EXHIBIT B

Current Fundamental Investment
Restrictions with Respect to Borrowing

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Global Income Trust
Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

"The fund may not. . . [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

Putnam Diversified Income Trust:

"The fund may not. . . [b]orrow money, except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes."

Putnam Income Fund:

"The fund may not. . . [b]orrow money in excess of 10% of its net assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)"

Putnam Money Market Fund:

"The fund may not. . . [b]orrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the fund's investments."


EXHIBIT C

Current Fundamental Investment
Restrictions with Respect to
Diversification of Investments

Putnam American Government Income Fund
Putnam California Tax Exempt Income Fund
Putnam Diversified Income Trust
Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam U.S. Government Income Trust

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

Putnam Tax-Free High Yield Fund and Putnam Tax-Free Insured Fund:

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities and that insurers of tax-exempt securities are not considered issuers of securities for this purpose. (Insurance policies of which the Trust is a beneficiary are not considered securities for purpose of this restriction.)"

Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, and Putnam New Jersey Tax Exempt Income Fund:

"The fund may not. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions."

Putnam Global Income Trust:

"The fund may not. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

EXHIBIT D

Current Provisions of Agreements and Declarations of Trust With Respect to Redemptions of Fund Shares

Putnam American Government Income Fund, Putnam California Tax Exempt Income Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam U.S. Government Income Trust:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Arizona Tax Exempt Income Fund, Putnam Diversified Income Trust, Putnam Florida Tax-Exempt Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Tax-Free High Yield Fund and Putnam Tax-Free Insured Fund:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, subject to any applicable redemption or other charge. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Money Market Fund:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as described in Section 1 of this Article VI, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

EXHIBIT E

LITIGATION

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) and [SECTION] 20(a) of the 1934 Act, breach of fiduciary duty, and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Gladys Baker              Putnam Management 1  United States      April 5, 2004
(derivatively on          Omid Kamshad         District Court
behalf of the Putnam      Justin Scott         for the District
Fund for Growth and       Putnam Trustees 2    of Delaware
Income, Putnam Europe     Putnam Funds 3
Equity Fund, and          (nominal)
Putnam Funds)
v. Putnam Investment
Management LLC, et al.
-------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of [SECTION] 36 of the Investment Company Act of 1940, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) of the Exchange Act and Rule 10b-5, [SECTION] 20(a) of the Exchange Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Joanne S. Baseman         Putnam Management    United States      Dec. 16, 2003
(derivatively on behalf   Omid Kamshad         District Court
of Putnam International   Justin Scott         for the District
Equity Fund and the       William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management, Inc., et al.  (nominal)
-------------------------------------------------------------------------------
John K. Clement           Putnam Management    United States      Nov. 26, 2003
(derivatively on behalf   Omid Kamshad         District Court
of several individual     Justin Scott         for the District
funds and the             William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management Inc., et al.   (nominal)
-------------------------------------------------------------------------------
Simon J. Denenberg        Putnam Management    United States      Jan. 30, 2004
(derivatively on behalf   Omid Kamshad         District Court
of the Putnam U.S.        Justin Scott         for the District
Government Income         William Woolverton   of Maryland
Trust and the Putnam      Putnam Trustees
Funds) v. Putnam          Putnam Funds
Investment Management,    (nominal)
Inc., et al.
-------------------------------------------------------------------------------
Diane Hutto and           Putnam Management    United States      Nov. 12, 2003
Dina Rozenbaum            Putnam Trustees      District Court
(derivative on behalf     Justin M. Scott      for the District
of several individual     Omid Kamshad         of Maryland
funds and the Putnam      Certain officers of
Funds) v. Putnam, LLC,    the Putnam Funds and
et. al.                   Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Seth B. Marks (derivative Putnam Management    United States       Dec. 3, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et. al.   Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Cynthia Puleo (derivative Putnam Management    United States      Dec. 16, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et al.    Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Edward L. Segel           Putnam Management    United States      Jan. 23, 2004
(derivative on behalf     Putnam Trustees      District Court
of individual fund        Omid Kamshad         for the District
and the Putnam Funds)     Justin Scott         of Maryland
v. Putnam, LLC, et  al.   William Woolverton
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Zachary Alan Starr        Putnam Management    United States       Nov. 6, 2003
(derivative on behalf     Putnam Trustees      District Court
of Putnam International   Omid Kamshad         for the District
Equity Fund and the       Justin M. Scott      of Maryland
Putnam Funds)             Putnam Funds
v. Putnam Investment      (nominal)
Management, et al.
-------------------------------------------------------------------------------

3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Leon Brazin               Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Vista Fund)     Putnam Vista Fund    MA; Stipulation
v. John A. Hill, et al.   (nominal)            agreeing to
                          Certain officers of  removal and
                          the Putnam Funds and transfer to
                          Putnam Management    United States
                                               District Court
                                               for the District
                                               of Maryland
                                               executed on
                                               April 23, 2004
-------------------------------------------------------------------------------
Peter Kavaler             Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Income          Putnam Income Fund   MA; Stipulation
Fund) v. John A. Hill,    (nominal)            agreeing to
et al.                    Certain officers of  removal and
                          the Putnam Funds and transfer to
                          Putnam Management    United States
                                               District Court
                                               for the District
                                               of Maryland
                                               executed on
                                               April 23, 2004
-------------------------------------------------------------------------------
Todd Klein (derivatively  Putnam Trustees      United States      Jan. 27, 2004
on behalf of Putnam       Putnam Management    District Court
Global Equity Fund)       Putnam Global Equity for the District
v. Hill, et al.           Fund (nominal)       of Maryland
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------
Steven Wiegand            Putnam Trustees      United States      Jan. 27, 2004
(derivatively on behalf   Putnam Management    District Court
of Putnam Classic         Putnam Classic       for the District
Equity Fund)              Equity Fund          of Maryland
v. Hill et al.            (nominal)
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------

4. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Stern (derivative on      Putnam Funds         Supreme Court  December 17, 2003
behalf of Marsh &         Putnam Management    of the State
McLennan) v. Greenberg,   Jeffrey Greenberg    of New York
et. al,                   Mathis Cabaillavetta
                          Marsh Directors 4
                          Lawrence Lasser
-------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment Management, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J. Smith and W. Thomas Stephens, and former Trustees W. Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons, and A.J. Smith.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                        215939  8/04


PUTNAM INVESTMENTS
P.O. BOX 9132
HINGHAM, MA 02043-9132

To vote by Telephone
1) Read the Proxy Statement and have the proxy card at hand.
2) Call 1-888-221-0697.
3) Follow the automated telephone directions.
4) There is no need for you to return your proxy card.

To vote by Internet
1) Read the Proxy Statement and have the proxy card at hand.
2) Go to https://www.proxyweb.com/Putnam
3) Follow the instructions on the site.
4) There is no need for you to return your proxy card.

To vote by Mail
1) Read the Proxy Statement.
2) Check one of the appropriate boxes on the reverse side.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

This is your PROXY CARD.

This proxy is solicited on behalf of the Trustees of the Fund.
Proxy for a meeting of shareholders to be held on November 11, 2004.

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of the above referenced Fund on November 11, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy or fail to provide your voting instructions on a proposal, the Proxies will vote in the same manner as the Trustees recommend.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Income 2 - dh

REFER TO PAGES ______ IN YOUR PROXY STATEMENT TO DETERMINE WHICH
PROPOSALS ARE APPLICABLE TO YOUR FUND(S).
THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

1. Proposal to elect all nominees.

The nominees for Trustees are: (01) J.A. Baxter, (02) C.B. Curtis, (03) M.R. Drucker, (04) C.E. Haldeman, Jr., (05) J.A. Hill, (06) R.J. Jackson,
(07) P.L. Joskow, (08) E.T. Kennan, (09) J.H. Mullin, III, (10) R.E. Patterson, (11) G. Putnam, III, (12) A.J.C. Smith, (13) W.T. Stephens and
(14) R.B. Worley

------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR electing all the nominees (except as marked to the contrary at left)

WITHHOLD authority to vote for all nominees


2A. Approving an amendment to the fund's fundamental investment restriction with respect to borrowing.
FOR                           AGAINST                       ABSTAIN

2B. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.
FOR                           AGAINST                       ABSTAIN

2C. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
FOR                           AGAINST                       ABSTAIN

2D. Approving an amendment to the fund's fundamental investment restriction with respect to issuance of senior securities.
FOR                           AGAINST                       ABSTAIN

2E. Approving the elimination of the fund's fundamental investment restriction with respect to purchasing or selling options, puts, calls, straddles and spreads.
FOR                           AGAINST                       ABSTAIN

2F. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.
FOR                           AGAINST                       ABSTAIN

3. Approving an amendment to the fund's Agreement and Declaration of Trust
FOR                           AGAINST                       ABSTAIN

Note: If you have any questions on the proposals, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


Income 2 - dh


PUTNAM INVESTMENTS

EzVote Consolidated Proxy Card

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.


PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 11,
2004

This Proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of the open-end Putnam funds noted thereon on November 11, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy or fail to provide your voting instructions on a proposal, the Proxies will vote in the same manner as the Trustees recommend


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.

If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Income 2 EZ - dh

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW

Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE
Call us toll-free at 1-888-221-0697

* Follow the automated telephone direction.

* There is no need for you to return your proxy card.

2
INTERNET
Go to https://www.proxyweb.com/Putnam

* Follow the instructions on the site.

* There is no need for you to return your proxy card.
3
MAIL
Mail in the proxy card.

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH
ACCOUNT SEPARATELY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.

If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Income 2 IND - dh


REFER TO PAGES ______ IN YOUR PROXY STATEMENT TO DETERMINE WHICH
PROPOSALS ARE APPLICABLE TO YOUR FUND(S).


EzVote Consolidated Proxy Card

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

1. Proposal to elect all nominees.

The nominees for Trustees are: (01) J.A. Baxter, (02) C.B. Curtis, (03) M.R. Drucker, (04) C.E. Haldeman, Jr., (05) J.A. Hill, (06) R.J. Jackson,
(07) P.L. Joskow, (08) E.T. Kennan, (09) J.H. Mullin, III, (10) R.E. Patterson, (11) G. Putnam, III, (12) A.J.C. Smith, (13) W.T. Stephens and
(14) R.B. Worley

To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR electing all the nominees (except as marked to the contrary at left)

WITHHOLD authority to vote for all nominees


2A. Approving an amendment to the fund's fundamental investment restriction with respect to borrowing.
FOR                           AGAINST                       ABSTAIN

2B. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.
FOR                           AGAINST                       ABSTAIN

2C. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
FOR                           AGAINST                       ABSTAIN

2D. Approving an amendment to the fund's fundamental investment restriction with respect to issuance of senior securities.
FOR                           AGAINST                       ABSTAIN

2E. Approving the elimination of the fund's fundamental investment restriction with respect to purchasing or selling options, puts, calls, straddles and spreads.
FOR                           AGAINST                       ABSTAIN

2F. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.
FOR                           AGAINST                       ABSTAIN

3. Approving an amendment to the fund's Agreement and Declaration of Trust
FOR                           AGAINST                       ABSTAIN

Note: If you have any questions on the proposals, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Income 2 EZ - dh

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